UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Main Street Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Main Street Capital Corporation
1300 Post Oak Boulevard, Suite 800
Houston, Texas 77056
May ____, 2008
Dear Stockholder:
You are cordially invited to attend this year’s Annual Meeting of Stockholders of Main Street Capital Corporation, which will be held on June 17, 2008, at 1330 Post Oak Boulevard, First Floor Auditorium, Houston, Texas, commencing at 9:00 AM, local time. The notice of annual meeting and proxy statement following this letter describe the matters to be acted on at the meeting.
If your shares are held in book-entry form on the records of American Stock Transfer & Trust Company, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.
Thank you for your support of our company.
Sincerely yours,
VINCENT D. FOSTER
Chairman of the Board and
Chief Executive Officer
YOUR VOTE IS IMPORTANT.
Whether or not you plan to attend the meeting, please take a few minutes now to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 17, 2008.
Our proxy statement and annual report are available on the Internet at http://mainstcapital.com under “Annual Report and Proxy” section of our Web site.
The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:
•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

Main Street Capital Corporation
1300 Post Oak Boulevard, Suite 800
Houston, Texas 77056

Notice of 2008 Annual Meeting of Stockholders

The 2008 Annual Meeting of the Stockholders of Main Street Capital Corporation, a Maryland corporation, will be held at 1330 Post Oak Boulevard, First Floor Auditorium, Houston, Texas, on Tuesday, June 17, 2008, at 9:00 AM local time, in order to:
(1)	elect our directors for a term of one year;

(2)	consider and approve our 2008 Equity Incentive Plan;

(3)	consider and approve our 2008 Non-Employee Director Restricted Stock Plan;
(4)	approve a proposal to authorize us, with the approval of our Board of Directors, to sell shares of our common stock during the next twelve months at a price below our then current net asset value per share;
(5)	approve a proposal to authorize us, with the approval of our Board of Directors, to issue warrants, options or rights to subscribe for, convert to, or purchase our common stock in one or more offerings;
(6)	ratify our appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2008; and
(7)	transact such other business as may properly come before the meeting or any adjournment thereof.
If you were a stockholder as of the close of business on April ___, 2008, you are entitled to vote at the meeting and at any adjournment thereof.
Please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form, whether or not you plan on attending the meeting. If you plan to attend the meeting and wish to vote or change your vote there, please review the instructions set forth in the accompanying proxy statement under the caption “Voting Information.”
We have enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, with this notice and proxy statement.
By Order of the Board of Directors,
RODGER A. STOUT
Secretary
Dated: May ____, 2008

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

 i

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Main Street Capital Corporation
1300 Post Oak Boulevard, Suite 800
Houston, Texas 77056

PROXY STATEMENT
2008 Annual Meeting of Stockholders

GENERAL INFORMATION
We are mailing this proxy statement and accompanying proxy card to our stockholders beginning on May ____, 2008. Our Board of Directors is soliciting your proxy to vote your shares at our 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 17, 2008. We will bear all expenses incurred in connection with this proxy solicitation, which we expect to conduct primarily by mail. We have engaged Laurel Hill Advisory Group LLC to assist in the solicitation for a fee that will not exceed $6,500, plus out-of-pocket expenses. In addition, our officers and regular employees may solicit your proxy by telephone, by facsimile transmission or in person, for which they will not be separately compensated. If your shares are held through a broker or other nominee (i.e., in “street name”), we have requested that your broker or nominee forward this proxy statement to you and obtain your voting instructions, for which we will reimburse them for reasonable out-of-pocket expenses.
VOTING INFORMATION
Record Date and Who May Vote
Our Board of Directors selected April ____, 2008 as the record date (the “Record Date”), for determining stockholders entitled to vote at the Annual Meeting. This means that if you were a registered stockholder with our transfer agent and registrar, American Stock Transfer and Trust Company, on the Record Date, you may vote your shares on the matters to be considered by our stockholders at the Annual Meeting. If your shares were held in street name on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting. They have forwarded to you this proxy statement seeking your instructions on how you want your shares voted.
On the Record Date, 8,959,718 shares of our common stock were outstanding. Each outstanding share of common stock entitles its holder to one vote on each matter to be acted on at the Annual Meeting.
How to Vote
For shares held of record, you can vote your shares in person at the Annual Meeting or vote now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described in the enclosed proxy card. In either case, telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.
By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote at that time, if you then desire to do so.
If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, such as the election of our directors and the ratification of our appointment of our independent registered public accounting firm. For all other matters, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.
You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote
For shares held of record, you may revoke a proxy or change your vote at any time before it is exercised by written notice to our Corporate Secretary, granting a new proxy or by voting in person at the Annual Meeting. Unless you attend the Annual Meeting and vote your shares in person, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the meeting will be able to verify your latest vote.
For shares held in street name, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in street name by voting in person at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.
Quorum
The Annual Meeting will be held only if a quorum exists. The presence at the Annual Meeting, in person or by proxy, of holders of a majority of our outstanding shares of common stock as of the Record Date will constitute a quorum. If you attend the meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter. Shares held by brokers and other nominees as to which they have not received voting instructions from the beneficial owners and lack the discretionary authority to vote on a particular matter are called “broker non-votes” and will count for quorum purposes.
Proposals to Be Voted on; Vote Required; and How Votes Are Counted
We are asking you to vote on the following:
•	the election of all the members of our Board of Directors;
•	the approval of our 2008 Equity Incentive Plan;
•	the approval of our 2008 Non-Employee Director Restricted Stock Plan;
•	the proposal to authorize us, with approval of our Board of Directors, to sell shares of our common stock during the next twelve months at a price below our then current net asset value per share;
•	the proposal to authorize us, with approval of our Board of Directors, to issue warrants, options or rights to subscribe for, convert to, or purchase our common stock in one or more offerings; and
•	the ratification of our appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2008.
Election of Directors. The affirmative vote, in person or by proxy, of a plurality of all the votes cast at the Annual Meeting is sufficient to elect a director. Each share may be voted for each of the six director nominees. Abstentions will have no effect on the outcome of the vote on this item.
Approval of our 2008 Equity Incentive Plan and our 2008 Non-Employee Director Restricted Stock Plan. The approval of our 2008 Equity Incentive Plan and the approval of our 2008 Non-Employee Director Restricted Stock Plan require affirmative votes of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
Approval to Authorize the Sale of Common Stock During the Next Twelve Months at a Price Below Net Asset Value Per Share. Under the Investment Company Act of 1940, or the Investment Company Act, the affirmative vote of (1) the holders of a majority of the shares of stock outstanding and entitled to vote at the Annual Meeting; and (2) the holders of a majority of the shares of stock outstanding and entitled to vote at the Annual Meeting that are not held by affiliated persons of our company (as such term is defined in the Investment Company Act) is required to approve this proposal. For purposes of this proposal, the Investment Company Act defines “a majority of the outstanding shares” as: (A) 67% or more of the voting securities of a company present at a meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) 50% of the outstanding voting securities of such company, whichever is less. Abstentions and broker non-votes will have the effect of votes against this proposal.

Approval to Authorize the Issuance of Warrants, Options or Rights to Subscribe for, Convert to or Purchase our Common Stock in One or More Offerings. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
We are not aware of any other matters that may be presented or acted on at the Annual Meeting. If you vote by signing and returning the enclosed proxy card or using the telephone or Internet voting procedures, the individuals named as proxies on the card may vote your shares, in their discretion, on any other matter requiring a stockholder vote that comes before the Annual Meeting.
Confidential Voting
All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:
•	to meet any legal requirements;
•	in limited circumstances such as a proxy contest in opposition to our Board of Directors;
•	to permit independent inspectors of election to tabulate and certify your vote; or
•	to adequately respond to your written comments on your proxy card.

ELECTION OF DIRECTORS
(ITEM 1)
Pursuant to our articles of incorporation, each member of our Board of Directors serves a one-year term, until the annual meeting of stockholders and until his respective successor is duly qualified and elected. Currently, our Board of Directors has six members.
The term of office of all directors will expire at this year’s Annual Meeting. On the nomination of our Board of Directors, Messrs. Michael Appling Jr., Joseph E. Canon, Arthur L. French, William D. Gutermuth, Vincent D. Foster and Todd A. Reppert will stand for reelection as directors at the Annual Meeting for a term of one year.
Unless otherwise directed, the persons named as proxies on the enclosed proxy card intend to vote “FOR” the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by our Board of Directors. However, we are not aware of any circumstances that would prevent any of the nominees from serving.
Set forth below is certain information (ages are as of April 30, 2008) with respect to the nominees for election as directors. Certain of our directors who are also our officers may serve as directors of, or on the boards of, certain of our portfolio companies. The business address of each nominee listed below is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.
Nominees

		Director
Name and Principal Occupation	Age	Since

Independent Directors

Michael Appling, Jr.	41	2007
Mr. Appling is the President and Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity-funded, international industrial services and rental company. Mr. Appling has also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum, ChemConnect, Inc., a venture-backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. He worked for ITEQ, Inc., a publicly traded, international fabrication and services company from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen LLP, where he practiced as a certified public accountant.

Joseph E. Canon	66	2007
Since 1982, Mr. Canon has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1982, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ-GM:FFIN), a financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served on the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation.

		Director
Name and Principal Occupation	Age	Since

Arthur L. French	67	2007
From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street Capital). Mr. French began his private investment activities in January 2000; he has served as a director of FabTech Industries, a steel fabricator, since November 2000, and as a director of Rawson, Inc., a distributor of industrial instrumentation products, since May 2003. Mr. French served as Chairman and Chief Executive Officer of Metals USA Inc. from 1996-1999, where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. After serving as a helicopter pilot in the United States Army, Captain-Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President and Chief Operating Officer.

William D. Gutermuth	56	2007
Since 1986, Mr. Gutermuth has been a partner in the law firm of Bracewell & Giuliani LLP, specializing in the practice of corporate and securities law. From 1999 until 2005, Mr. Gutermuth was the Chair of Bracewell & Giuliani’s Corporate and Securities Section and in 2005 and 2006 served as a member of the Executive Committee of the firm’s Business Group.

Interested Directors

Messrs. Foster and Reppert are interested persons, as defined in the Investment Company Act, due to their positions as officers of Main Street Capital.

Vincent D. Foster	51	2007
Vincent D. Foster is the Chairman of our Board of Directors and our Chief Executive Officer as well as a member of our investment committee. Since 2002, Mr. Foster has been a senior managing director of Main Street Mezzanine Management, LLC and Main Street Capital Partners, LLC (both of which are now subsidiaries of Main Street Capital). He has also been the senior managing director of the general partner for Main Street Capital II, LP, a small business investment company he co-founded, since January 2006. From 2000 to 2002, Mr. Foster was the senior managing director of the predecessor entity of Main Street Mezzanine Fund. Prior to that, Mr. Foster co-founded Main Street Merchant Partners, a merchant-banking firm. He has served as director and the non-executive chairman of U.S. Concrete, Inc. (NASDAQ-GM: RMIX) since 1999. He also serves as a director of Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, Carriage Services, Inc. (NYSE: CSV), a death-care company, and Team, Inc. (NASDAQ-GS: TISI), a provider of specialty industrial services. In addition, Mr. Foster serves as a director, officer and founder of the Houston/Austin/San Antonio Chapter of the National Association of Corporate Directors. Prior to his private investment activities, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating industries.

Todd A. Reppert	38	2007
Todd A. Reppert is our President and Chief Financial Officer and is a member of our investment committee. Since 2002, he has been a senior managing director of Main Street Mezzanine Management, LLC and Main Street Capital Partners, LLC (both of which are now subsidiaries of Main Street Capital). Mr. Reppert has been a senior managing director of the general partner for Main Street Capital II, LP, a small business investment company he co-founded, since January 2006. From 2000 to 2002, Mr. Reppert was a senior managing director of the predecessor entity of Main Street Mezzanine Fund. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle-market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP. At Arthur Andersen LLP, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives. Mr. Reppert is a member of the board of directors for the Houston Chapter of the Association for Corporate Growth.

The affirmative vote, in person or by proxy, of a plurality of all the votes cast at the Annual Meeting is sufficient to elect a director. Each share may be voted for each of the six director nominees. Abstentions will have no effect on the outcome of the vote on this item.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE NOMINEES
NAMED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE
We maintain a corporate governance section on our Web site which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under “Governance” in the “Investor Relations” section of our Web site. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056:
Audit Committee Charter
Nominating and Corporate Governance Committee Charter
Compensation Committee Charter
In addition, our Code of Business Conduct and Ethics may be found at http://mainstcapital.com under “Governance” in the “Investor Relations” section of our Web site and is available in print to any stockholder who requests a copy in writing.
Director Independence
Our Board of Directors consists of six members, four of whom are classified under applicable listing standards of the Nasdaq Stock Market as “independent” directors and under Section 2(a)(19) of the Investment Company Act as not “interested persons.” Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:
Michael Appling Jr.
Joseph E. Canon
Arthur L. French
William D. Gutermuth
Our Board of Directors considered the following relationships in evaluating our directors’ independence under the applicable listing standards of the Nasdaq Stock Market. Both Messrs. Canon and French had previously been limited partners in Main Street Mezzanine Fund, LP, and Mr. French had previously served on the Advisory Board of Main Street Capital Partners, LLC, one of our wholly owned subsidiaries and the investment advisor to Main Street Mezzanine Fund, LP. Our Board of Directors determined that those prior relationships would not impact the ability of either Mr. Canon or Mr. French to exercise independent judgment and do not impair the independence of either of them.
Communications with the Board
Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.
Lead Director
Our Board of Directors approved the designation of Arthur L. French as lead director to preside at all executive sessions of non-management directors. In the lead director’s absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Director, c/o Main Street Capital Corporation, Corporate Secretary’s Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.
Board of Directors and its Committees
Board of Directors. Our Board of Directors met three times and acted by unanimous written consent three times during 2007. All directors attended 100% of the meetings of the Board of Directors and of the committees on which they served during 2007. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

Committees. Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Nominating
and Corporate
Director	Audit	Compensation	Governance
Michael Appling Jr.	Chair		✓
Joseph E. Canon	✓	✓	Chair
Arthur L. French	✓	Chair
William D. Gutermuth		✓	✓
Audit Committee. During the year ended December 31, 2007, the Audit Committee met once. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors, in connection with its review and approval of the determination of the fair value of our debt and equity securities that are not publicly traded or for which current market values are not readily available. Our Board of Directors has determined that Mr. Appling is an “Audit Committee financial expert” as defined by the Securities and Exchange Commission, or SEC, and an independent director. Messrs. Canon and French are the other members of the Audit Committee. For more information on the backgrounds of these directors, see their biographical information under “Election of Directors” above.
Compensation Committee. During the year ended December 31, 2007, the Compensation Committee met once. In addition, the Compensation Committee had several informal meeting regarding compensation matters. The Compensation Committee determines the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, excluding the employee directors. The members of the Compensation Committee are Messrs. Canon, French and Gutermuth.
Nominating and Corporate Governance Committee. During the year ended December 31, 2007, the Nominating and Corporate Governance Committee met once. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees and evaluations of our management. The members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Gutermuth.
Compensation Committee Interlocks and Insider Participation
Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the Nasdaq Stock Market. No member of the Compensation Committee (1) was, during the year ended December 31, 2007, or had previously been, an officer or employee of Main Street Capital or any of its subsidiaries or (2) had any material interest in a transaction of Main Street Capital or any of its subsidiaries or a business relationship with, or any indebtedness to, Main Street Capital or any of its subsidiaries. No interlocking relationship existed during the year ended December 31, 2007 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street Capital.
Director Nomination Process
Our Nominating and Governance Committee has determined that a candidate for election to our Board of Directors must satisfy our general criteria. Each candidate must:
•	be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;
•	be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee of our Board of Directors; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee of our Board of Directors; and satisfying appropriate orientation and continuing education guidelines); and
•	have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.
The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of specific criteria identified above. This process includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.
Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; class, series and number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an “interested person” of our company, as defined in the Investment Company Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See “Stockholders’ Proposals” in this proxy statement and our by-laws for other requirements of stockholder proposals.
The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this proxy statement was nominated by stockholders.

COMPENSATION OF DIRECTORS
The following table sets forth the compensation that we paid during the year ended December 31, 2007 to our directors. Directors who are also employees of Main Street Capital or of its subsidiaries do not receive compensation for their services as directors.
Director Compensation Table

	Fees Earned or
Name	Paid in Cash	Total
Michael Appling Jr.	$40,000	$40,000
Joseph E. Canon	35,000	35,000
Arthur L. French (1)	35,000	35,000
William D. Gutermuth	30,000	30,000

(1)	Does not include consulting fees of $7,500 paid to Mr. French for serving on the Advisory Board of Main Street Capital Partners, LLC, one of our wholly owned subsidiaries and the investment advisor to Main Street Mezzanine Fund, LP. Mr. French resigned from that Advisory Board prior to our initial public offering.
The compensation for non-employee directors for 2007 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $30,000. Those directors will not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:
•	the chair of the Audit Committee: $10,000; and
•	the chair of each of the Compensation and Nominating and Corporate Governance committees: $5,000.
Assuming approval of our 2008 Non-Employee Director Restricted Stock Plan at the Annual Meeting, we intend to grant each of our non-employee directors: (i) shares of restricted stock having a value of $30,000, based on the market value of our common stock at the close of trading on the Nasdaq Global Select Market on the date of grant, for service as a director in 2007; and (ii) shares of restricted stock having a value of $30,000, based on the market value of our common stock at the close of trading on the Nasdaq Global Select Market on the date of grant, for service as a director in 2008. We expect that a similar grant will be made to our non-employee directors for each year of service on the Board for so long as the plan remains in effect.

EXECUTIVE OFFICERS
Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers in the following capacities (ages are as of April 30, 2008):

Name	Age	Position(s) Held
Vincent D. Foster	51	Chairman of the Board and Chief Executive Officer
Todd A. Reppert	38	Director, President and Chief Financial Officer
Rodger A. Stout	56	Chief Compliance Officer, Senior Vice President — Finance and Administration, Treasurer and Secretary
Michael S. Galvan	38	Vice President and Chief Accounting Officer
Curtis L. Hartman	34	Senior Vice President
Dwayne L. Hyzak	34	Senior Vice President
David L. Magdol	37	Senior Vice President
For more information on Mr. Foster, Chairman of the Board and Chief Executive Officer, and Mr. Reppert, Director, President and Chief Financial Officer, see their biographical information under “Election of Directors” above.
Rodger A. Stout serves as our Chief Compliance Officer, Senior Vice President—Finance and Administration, Treasurer and Secretary. Mr. Stout has been the chief financial officer of Main Street Mezzanine Management, LLC, Main Street Capital Partners, LLC and the general partner of Main Street Capital II, LP since 2006. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., a consolidation of nine steel fabricators located principally in the Southeastern United States. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15-year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.
Michael S. Galvan serves as our Vice President and Chief Accounting Officer. Prior to joining us in February 2008, Mr. Galvan was senior manager of financial operations with Direct Energy, a retail gas and electricity service provider since October 2006. From September 2005 to October 2006, he was a senior audit manager with Malone & Bailey, PC, where he managed and coordinated audits of publicly traded companies and other companies. From March 2003 to September 2005, Mr. Galvan was Director of Bankruptcy Coordination at Enron Corporation. Prior to March 2003, he served in other executive positions at various Enron affiliates.
Curtis L. Hartman serves as one of our Senior Vice Presidents. Mr. Hartman has been a managing director of Main Street Mezzanine Management, LLC and Main Street Capital Partners, LLC since 2002 and a managing director of the general partner for Main Street Capital II, LP since January 2006. From 2000 to 2002, he was a director of the predecessor entity of Main Street Mezzanine Fund. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.
Dwayne L. Hyzak serves as one of our Senior Vice Presidents. Mr. Hyzak has been a managing director of Main Street Mezzanine Management LLC and Main Street Capital Partners, LLC since 2002. He has also been a managing director of the general partner for Main Street Capital II, LP since January 2006. From 2000 to 2002, Mr. Hyzak was a director of accounting integration with Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, where he was principally focused on the company’s mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen LLP in that firm’s Transaction Advisory Services group.
David L. Magdol serves as one of our Senior Vice Presidents and is a member of our investment committee. Mr. Magdol has been a managing director of Main Street Mezzanine Management, LLC and Main Street Capital Partners, LLC since 2002 and a managing director of the general partner for Main Street Capital II, LP since January 2006. From 2000 to 2002, Mr. Magdol worked for Lazard Freres & Co. LLC, where he was a vice president in the M&A Advisory Group. From 1996 to 2000, Mr. Magdol served as a vice president of McMullen Group, a private equity investment firm capitalized by Dr. John J. McMullen. From 1993 to 1995, Mr. Magdol worked in the Structured Finance Services Group of Chemical Bank as a management associate.

COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2007 compensation of our Chief Executive Officer, Chief Financial Officer and four other most highly compensated executive officers during 2007. We refer to those six individuals in this CD&A as the Named Executive Officers, or NEOs.
Compensation Philosophy and Objectives
The Main Street Capital compensation system was developed by the Compensation Committee and approved by all Independent Directors. The program is designed to attract and retain key executives, motivate them to achieve our short-term and long-term objectives, reward them for superior performance and align their interests with those of our stockholders. Significant elements of the compensation arrangements with our NEOs (other than our Chief Executive Officer) are set forth in separate employment agreements we entered into with them in connection with our initial public offering. Our Chief Executive Officer, who has signed a non-compete agreement, serves at the discretion of our Board of Directors. The structure of those employment agreements and our incentive compensation programs are designed to encourage and reward the following, among other things:
•	superior risk-adjusted returns on our investment portfolio;

•	diversification of our investment portfolio;

•	management team development; and

•	strength in income and capital gains to support and grow our dividend payments.
Subject to the provisions of the employment agreements with our NEOs described below, the Compensation Committee has the primary authority to establish compensation for our NEOs and other key employees and administers all our executive compensation arrangements and policies. Our Chief Executive Officer assists the Compensation Committee by providing annual recommendations regarding the compensation of our NEOs and other key employees, excluding himself. The Compensation Committee can exercise its discretion in modifying or accepting those recommendations. The Chief Executive Officer attends Compensation Committee meetings. However, the Compensation Committee also meets in executive session without the Chief Executive Officer or other members of management present when discussing the Chief Executive Officer’s compensation.
The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of our NEOs. Members of the committee review market practices by contacting other financial professionals and reviewing proxy statements or similar information made available by other internally managed business development companies, or BDCs, under the Investment Company Act.
Assessment of Market Data
To assess the competitiveness of executive compensation levels, the committee developed an analysis of a comparative group of BDCs and reviewed their competitive performance and compensation levels. This analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope. In developing a peer group, however, the committee concluded that Main Street would be one of the smallest BDCs in terms of asset size and market capitalization immediately after the consummation of our initial public offering. Our peer group consisted of the following companies: American Capital Strategies, Ltd., Allied Capital Corp, Hercules Technology Growth Capital, Inc., Kohlberg Capital Corp., MCG Capital Corp., Patriot Capital Funding, Inc., Harris & Harris Group, Inc. and Triangle Capital Corporation.
Items reviewed included, but were not necessarily limited to, base compensation, bonus compensation, option awards, restricted stock awards, and other compensation as detailed in research analysts’ reports. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Such items included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures established to achieve long-term total return for stockholders.

At the time the above referenced analysis was conducted, Main Street Capital was not yet a publicly traded company, however Main Street was compared to others in our market based on market capitalization post-initial public offering. Although each of the peer companies is not precisely comparable in size, scope and operations, the Compensation Committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and provided a good representation of competitive compensation levels for our executives. Using these benchmarks, Main Street ranked below the median of the comparative group in market capitalization at the time of initial public offering, and in the lower quartile in net income, assets and number of employees.
Assessment of Company Performance
Alignment of business plans, stockholders’ expectations and employee compensation is an essential component of long-term business success. Main Street typically make three to seven year investments in lower middle-market companies. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate current income from our debt investments and to realize capital gains from our equity-related investments. This income supports the payment of dividends to our stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.
Compensation Determination
The Compensation Committee analyzed the competitiveness of the components of compensation described below on both an individual basis and in the aggregate. Working with that analysis and through a negotiation process prior to our initial public offering, the committee and members of our management agreed to the terms of the existing employment agreements. The employment agreements reflect total direct compensation below the market median. This reflects the shared views of the committee and our NEOs that it is in the best interest of our stockholders for the company to maintain relatively low cash compensation expense, including cash compensation expense related to the service of our executive officers particularly during the early stages of our growth and development. Accordingly, the base salaries of all but one of our NEOs was decreased below their respective levels prior to the reorganization of certain of our predecessor entities and the formation of Main Street Capital in connection with our initial public offering, which we refer to as our formation transactions. However, we have provided our NEOs the ability to earn additional cash and stock-based incentive compensation based on performance as described below. As our company grows and matures over time, we would expect our compensation levels would more closely approximate the median of our peer group.
Executive Compensation Components
For 2007, the only element of direct compensation for our NEOs was base salary. For 2008 and future years, we expect the primary components of our direct compensation program for our NEOs will include:
•	base salary;

•	annual cash bonuses; and

•	long-term compensation pursuant to our 2008 Equity Incentive Plan.
We design each NEO’s direct compensation package to appropriately reward the NEO for his contribution to our company. This is not a mechanical process, and the committee will use its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals to be set by the committee will be intended to incentivize NEOs to remain with us in their roles and to work to achieve our goals. If our stockholders approve our 2008 Equity Incentive Plan at the Annual Meeting, stock-based compensation will be awarded, based on performance expectations set by the committee for each NEO. The mix of short-term and long-term compensation may be adjusted from time to time to reflect an NEO’s need for current cash compensation and our desire to retain his services.
Base Salary
Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the 2007 base salary of each NEO, the Compensation Committee and management considered a number of factors, including the seniority of the individual, the functional role of his position, the level of the individual’s responsibility, our ability to replace the individual, the base salary of the individual prior to our formation transactions, the assistance of each NEO during the initial public offering and the number of well-qualified candidates available in our area. In addition, we informally considered the base salaries paid to similarly situated executive officers and other competitive market practices. We did not use compensation consultants in connection with fixing the 2007 base salaries of our executives.

The salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. Each of the NEO employment agreements establishes a target for annual increase in base salary at 5%, but provides that any increase is in the sole discretion of the Compensation Committee. Each such employment agreement also provides that the base salary is not subject to reduction. The leading factors in determining increases in salary level are expected to be relative performance, relative cost of living and competitive pressures.
Annual Bonus
Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. For 2008, bonus opportunities for the NEOs will be determined by the Compensation Committee on a discretionary basis and will be based on performance criteria, including corporate and individual performance goals and measures, set by the committee, with our management’s input. As more fully described below in “—Employment Agreements,” the employment agreements of the applicable NEO provide for targeted annual cash bonuses as a percentage of base salary. We did not pay any bonuses to management for the year ended December 31, 2007.
Long-Term Incentive Awards
Main Street’s Board has approved, and has recommended that our stockholders approve, the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to our employees, including the NEOs. We expect to use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to the award.
Options. The Compensation Committee may grant options to purchase Main Street’s common stock (including incentive stock options and nonqualified stock options). We expect that any options granted by the Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise price equal to the fair market value of our common stock on the date of grant, and will be exercisable, or “vested,” at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed with us for a period of time, and some may provide for vesting based on our attaining specified performance levels.
Restricted Stock. Generally, BDCs may not grant shares of their stock for services (other than pursuant to the exercise of options granted in accordance with the Investment Company Act) without an exemptive order from the SEC, which we have obtained. The 2008 Equity Incentive Plan allows the Compensation Committee to grant shares of restricted stock, subject to certain conditions. The SEC exemption permits us to issue restricted shares of our common stock as part of the compensation arrangements for our employees. The committee may award shares of restricted stock to plan participants in such amounts and on such terms as the committee determines are consistent with the conditions set forth in the SEC’s exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. As more fully described below, each of the NEO employment agreements provides for a targeted annual restricted stock award or an equitable substitute.
Employment Agreements
In connection with our initial public offering, we entered into employment agreements with all of our NEO’s, other than Mr. Foster, our Chief Executive Officer. Those employment agreements provide for initial terms that extend to December 31, 2010. As the Chairman of the Board of Directors and Chief Executive Officer, Mr. Foster does not have an employment agreement and will serve as an officer at the direction and discretion of our Board of Directors. However, Mr. Foster has executed a confidentiality and non-compete agreement with the company. The NEO employment agreements specify an initial base salary equal to the “2007 Annual Base Salary” set forth in the Summary Compensation Table below and contemplate a 5% target annual increase in base salary (provided that any increase is in the sole discretion of our Compensation Committee).

Each NEO employment agreement provides that the applicable NEO will be entitled to receive an annual bonus as a percentage of his then current base salary based upon achieving the performance objective being established by our Compensation Committee. Under the NEO employment agreements, the applicable NEOs have referenced target bonus amounts for each of the years ending December 31, 2008, 2009 and 2010. The target bonus amounts for Mr. Reppert are 50%, 60% and 70% of his base salary, respectively, for each of those three calendar years. The target bonus amounts for Messrs. Stout, Hartman, Hyzak and Magdol are 40%, 50% and 60% of their base salaries for each of those three calendar years, respectively. The Compensation Committee is establishing the performance objectives, and will approve the actual bonus awarded to each NEO, annually.
Each NEO employment agreement also provides that the applicable NEO will be entitled to receive a grant of restricted stock, after approval of the 2008 Equity Incentive Plan by the stockholders, equal to 40,000 shares for Mr. Reppert and 30,000 shares for each of Messrs. Stout, Hartman, Hyzak and Magdol in respect of such executive’s service performed in 2007, including in connection with the successful completion of our initial public offering, and 2008. In addition, the NEO employment agreements provide for annual target restricted stock awards for each of calendar years 2009 and 2010 equal to 75% of base salary for Mr. Reppert and 50% of base salaries for each of Messrs. Stout, Hartman, Hyzak and Magdol, in each case subject to our Compensation committee’s discretion based on the satisfaction of objective, reasonable and attainable performance criteria established by the committee. Restricted stock awards will vest in equal annual portions over the four years subsequent to the date of grant.
The NEO employment agreements also provide for certain severance and other benefits upon termination after a change of control or certain other specified termination events. The severance and other benefits in these circumstances are discussed below and reflected in the “Potential Payments upon Termination or Change of Control Table.”
The NEO employment agreements generally provide for a non-competition period after termination of employment. However, Messrs. Stout, Hartman, Hyzak and Magdol would not be subject to the non-competition provisions in the event they voluntarily terminate employment with us. The NEO employment agreements also provide for a non-solicitation period after any termination of employment and provide for the protection of our confidential information.
Change in Control and Severance
Upon a change in control, equity-based awards under our 2008 Equity Incentive Plan may vest and/or become immediately exercisable or salable. In addition, upon termination of employment following a change in control, the NEOs who are parties to the NEO employment agreements may be entitled to severance payments.
2008 Equity Incentive Plan. Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.
Transactions involving a change in control under the 2008 Equity Incentive Plan include:
•	a consolidation, merger, stock sale or similar transaction or series of related transactions in which we are not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

•	a sale or transfer of all or substantially all of our assets;

•	our dissolution or liquidation; or

•	a change in the membership of our Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, who we refer to as the Continuing Directors, and any new director whose election or nomination by the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.

Severance. Under specified transactions involving a change in control (as defined in each NEO employment agreement), if an NEO who is a party to an NEO employment agreement terminates his employment with us for good reason within one year following such change in control, or if we terminate or fail to renew the NEO’s employment agreement within the one year commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include a lump-sum payment equal to two or three times, depending upon the NEO’s position, the NEO’s annual salary at that time, plus the NEO’s targeted bonus compensation as described in the employment agreement, and we will continue to provide the NEO with certain benefits provided to him immediately prior to the termination as described in the employment agreement for a designated time period.
Under the employment agreements, a “Change in Control” occurs if:
•	A person or a group acquires ownership of our capital stock that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of our capital stock;

•	a person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of capital stock possessing 30 percent or more of the total voting power of our capital stock;

•	a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election; or

•	a person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) company assets that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of our assets immediately prior to such acquisition or acquisitions. Certain transfers of assets are not considered a change in control if transferred to specified parties.
The rationale behind providing a severance package in certain events is to attract and retain talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by members of a management team who are not financially motivated to frustrate the execution of a change-in-control transaction. For further discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “Potential Payments upon Termination or Change in Control Table” included in this proxy statement.
Benefit Plans and Programs
Our NEOs participate in the same benefit plans and programs as our other employees, including comprehensive medical insurance, comprehensive dental insurance, business travel accident insurance, short term disability coverage, long term disability insurance, and vision care.
We maintain a 401(k) plan for all full-time employees who are at least 21 years of age through which we make non-discretionary matching contributions to each participant’s plan account on the participant’s behalf. For each participating employee, our contribution is generally a match of the employee’s contributions up to a 4.5% contribution level with a maximum annual matching contribution of $10,350. Contributions vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which would vest on the same basis as other employer contributions.
Perquisites
We provide no other material benefits, perquisites or retirement benefits to our NEOs.
Tax Deductibility of Pay
Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street’s general policy, where consistent with business objectives, is to preserve the deductibility of the executive officers compensation. The Compensation Committee may authorize forms of compensation that might not be deductible if the members of the committee believe doing so is in the best interests of Main Street Capital and its stockholders. We had no nondeductible compensation paid to executive officers in 2007 and do not anticipate any in 2008.

COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with Main Street Capital’s management and, based on our review and discussions, we recommended to the Board of Directors of Main Street Capital that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Arthur L. French, Chair Joseph E. Canon William D. Gutermuth

COMPENSATION OF EXECUTIVE OFFICERS
The following table summarizes compensation of our Chief Executive Officer, our Chief Financial Officer and our four highest paid executive officers who did not serve as our Chief Executive Officer and Chief Financial Officer during 2007, all of whom we refer to as our NEOs, for the fiscal year ended December 31, 2007.
Summary Compensation Table

		2007
		Annual
		Base	Actual	All Other
Name and Principal Position in 2007	Year	Salary(1)	Salary(2)	Compensation(3)	Total

Vincent D. Foster
Chairman & Chief Executive Officer	2007	$348,750	$87,188	$2,531	$89,719
Todd A. Reppert
President & Chief Financial Officer	2007	311,250	77,813	2,531	80,344
Rodger A. Stout
Chief Compliance Officer, Senior Vice President — Finance and Administration, Treasurer and Secretary	2007	210,000	52,500	2,363	54,863
Curtis L. Hartman
Senior Vice President	2007	210,000	52,500	2,531	55,031
Dwayne L. Hyzak
Senior Vice President	2007	210,000	52,500	2,531	55,031
David L. Magdol
Senior Vice President	2007	210,000	52,500	2,531	55,031

(1)	These annual salary amounts reflect the annualized base salaries of the NEOs that were in effect during the period from October 4, 2007, the completion of our initial public offering, through December 31, 2007. All executive compensation is paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(2)	These amounts represent actual salaries paid during the period October 4, 2007, the completion of our initial public offering, through December 31, 2007.

(3)	These amounts reflect employer matching contributions we made to the 401(k) Plan during the period from October 4, 2007, the completion of our initial public offering, through December 31, 2007. We make matching contributions for each semi-monthly payroll period.

Potential Payments upon Termination or Change in Control
Each NEO, other than our Chief Executive Officer, who has signed a non-compete agreement and serves at the discretion of our Board of Directors, is entitled under his employment agreement to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments as of December 31, 2007 with respect to each applicable NEO:

						Within One Year
					Termination	After Change in
					Without Cause	Control; Termination
				Termination	or Good	Without Cause or
	Benefit	Death(3)	Disability(3)	with Cause(4)	Reason(3)(4)	Good Reason(3)(4)

Todd A. Reppert	Severance(1)	$—	$—	$—	$622,500	$933,750
	Bonus(2)	—	—	—	311,250	466,875
Rodger A. Stout	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000
Curtis L. Hartman	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000
Dwayne L. Hyzak	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000
David L. Magdol	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000

(1)	Severance pay includes an NEO’s annual base salary and applicable multiple thereof paid monthly beginning at the time of termination or paid in lump-sum if termination is within one year of a change in control.

(2)	Bonus compensation includes an NEO’s current target annual bonus and applicable multiple thereof paid monthly beginning at the time of termination or paid lump-sum if termination is within one year of a change in control.

(3)	Upon these termination events, the NEO will become fully vested in any previously unvested stock-based compensation.

(4)	For a discussion of how the employment agreements define the term “Change of Control,” see “Compensation Discussion and Analysis—Change in Control and Severance.” The employment agreements define “Cause” as conviction of a felony or other crime of moral turpitude; failure or refusal to perform all duties and obligations; gross negligence or willful misconduct to our material detriment; or the material breach of the employment agreement or any provision of a uniformly applied policy such as our Code of Business Conduct and Ethics. The employment agreements define “Good Reason” as the existence, without the executive’s consent, of any of the following conditions at any time during the two years prior to the executive’s termination: a material diminution in an executive’s base salary, target bonus or authority and duties (not including any position on our Board of Directors); implementation of a requirement that the executive report to an employee or corporate officer rather than directly to the Chairman of the Board and the Chief Executive Officer or a material diminution in the authority and responsibilities of the executive’s supervisor; a material change in the location where the executive’s duties are to be performed; or the material breach by us of the employment agreement, including the failure of any successor to us to assume the terms of the agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock by:
•	each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2008. Percentage of beneficial ownership is based on 8,959,718 shares of common stock outstanding as of March 31, 2008.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Shares
	Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	13,640.0		*
Joseph E. Canon	5,400.6		*
Arthur L. French	9,436.9		*
William D. Gutermuth	4,612.8		*
Interested Directors:
Vincent D. Foster	931,402.2	(1)	10.4%
Todd A. Reppert	615,205.2	(2)	6.9%
Executive Officers:
Rodger A. Stout	27,980.9		*
Michael S. Galvan	—		—
Curtis L. Hartman	193,079.5		2.2%
Dwayne L. Hyzak	202,093.5		2.3%
David L. Magdol	212,504.5		2.4%

All Directors and Officers as a Group (11 persons)	2,215,356		24.7%

*	Less than 1%

(1)	Includes 6,769 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster’s children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares.

(2)	Includes 140,702.9 shares of common stock held by Reppert Investments Limited Partnership which are beneficially owned by Mr. Reppert.

The following table sets forth, as of March 31, 2008, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity
Securities Beneficially
Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Todd A. Reppert	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	$50,001-$100,000
Arthur L. French	over $100,000
William D. Gutermuth	$50,001-$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $13.68 per share as of March 31, 2008.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

AUDIT COMMITTEE REPORT
The Audit Committee is appointed by the Board of Directors to review Main Street Capital Corporation’s financial matters. Each member of the Audit Committee meets the independence requirements established by the Investment Company Act and under the applicable listing standards of the Nasdaq Stock Market. The Audit Committee is responsible for the selection, engagement, compensation, retention and oversight of Main Street Capital’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that Main Street Capital’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year.
In making our recommendation that Main Street Capital’s financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2007, we have taken the following steps:
•	We discussed with Grant Thornton LLP, or Grant Thornton, Main Street Capital’s independent registered public accounting firm for the year ended December 31, 2007, those matters required to be discussed by Statements on Auditing Standards Nos. 61 and 90, each as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, including information regarding the scope and results of the audit. These communications and discussions are intended to assist us in overseeing the financial reporting and disclosure process.

•	We conducted periodic executive sessions with Grant Thornton, with no members of Main Street Capital management present during those discussions. Grant Thornton did not identify any material audit issues, questions or discrepancies, other than those previously discussed with management, which were resolved to the satisfaction of all parties.

•	We received and reviewed the written disclosures and the letter from Grant Thornton required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and we discussed with Grant Thornton its independence from Main Street Capital. We also considered whether the provision of nonaudit services to Main Street Capital is compatible with Grant Thornton’s independence.

•	We determined that there were no former Grant Thornton employees, who previously participated in the Main Street Capital audit, engaged in a financial reporting oversight role at Main Street Capital.

•	We reviewed, and discussed with Main Street Capital’s management and Grant Thornton, Main Street Capital’s audited consolidated balance sheet at December 31, 2007, and consolidated statements of income, changes in net assets and cash flows for the year ended December 31, 2007.
Based on the reviews and actions described above, we recommended to the Board of Directors that Main Street Capital’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Michael Appling Jr., Chair Joseph E. Canon Arthur L. French

APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN
(ITEM 2)
Background and Purpose
Our Board of Directors and executive management believe that Main Street Capital’s successful performance depends on our ability to offer fair compensation packages to our professionals that are competitive with those offered by other investment management businesses. The specialized nature of our business, the competitiveness of our market and the skills and importance of our employees make retention critical. The ability to offer equity-based compensation to our professionals, which helps to align employee behavior with stockholder interests and provides a retention tool, is important to our future growth and success.
On July 16, 2007, our Board of Directors adopted the 2008 Equity Incentive Plan and recommended that it be submitted to our stockholders for their approval at the Annual Meeting. The terms of the 2008 Equity Incentive Plan provide for grants of restricted stock, incentive stock options, non-statutory stock options, dividend equivalent rights, other stock-based awards performance awards, collectively, “Awards.” The purpose of the 2008 Equity Incentive Plan is to provide a means through which Main Street Capital may attract and retain key employees, collectively, the “Participants,” to enter into and remain in our employ. Our Board of Directors believes retention and recruitment of qualified key employees is important to the future success and growth of our company’s business and is in the best interests of our stockholders. The 2008 Equity Incentive Plan would enable us to offer our executives and employees equity-based awards that are competitive with those offered by our competitors and other investment management businesses, which would enhance our ability to hire and retain key senior management and other key employees.
The effective date, or the Effective Date, of the Equity Incentive Plan is the date on which it is approved by our stockholders.
The following is a summary of certain principal features of the 2008 Equity Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2008 Equity Incentive Plan. You are urged to read the actual text of the 2008 Equity Incentive Plan in its entirety, which is set forth in Appendix A.
Shares Available for Awards
Under the 2008 Equity Incentive Plan, the total number of shares of common stock that may be subject to restricted stock awards, other stock-based awards or performance awards, including options, is 2,000,000 shares. The maximum number of shares of common stock for which any Participant may be granted Awards in any calendar year is 500,000. Shares underlying Awards which expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the 2008 Equity Incentive Plan. The shares of our common stock subject to the 2008 Equity Incentive Plan may be unissued shares or reacquired shares bought on the market or otherwise. Our Board of Directors is authorized to adjust that limitation and outstanding Awards in the event of a dividend or other distribution payable in shares of our common stock or any division, combination or reclassification of our shares of common stock.
Use of Restricted Stock
The 2008 Equity Incentive Plan contemplates, among other things, grants of restricted stock. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until the forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2008 Equity Incentive Plan may relate to continued employment with us (lapsing either on an annual or other periodic basis or on a “cliff” basis, i.e., at the end of a stated period of time) or other restrictions deemed by our Compensation Committee from time to time to be appropriate and in our and our stockholders’ best interests, including the achievement of performance goals.
We believe that the particular characteristics of our business, our dependence on key personnel to conduct our business effectively and the competitive environment in which we operate require the use of equity-based compensation for our personnel. We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, restricted stock will allow us to (1) develop superior alignment in business plan, shareholder interests and employee interests; (2) manage dilution associated with equity-based compensation; and (3) match the return expectations of the business more closely with our equity-based compensation. We believe that restricted stock has a clear and meaningful benefit to our stockholders and our business prospects.

Alignment of a company’s business plans, its shareholders expectations and its employee compensation is an essential component of long-term business success. Long term business success is in the interest of our stockholders and employees. Our business plan involves taking on investment risk over an extended period of time and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of a recurring dividend. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our portfolio companies. As a taxpayer that elects to be regulated as a regulated investment company under Subchapter M of the Internal Revenue Code, we are required to pay out at least 90% of our investment taxable income and 90% of our net tax-exempt interest income to maintain our tax advantaged status; in addition, in order to avoid assessment of an excise tax, we must distribute to our stockholders each calendar year an amount equal to at least the sum of 98% of our ordinary taxable income for the year and 98% of our capital gain net income for the 12 months ended October 31 of that year and any ordinary income or capital gain not distributed for prior years. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.
Restricted stock motivates behavior that is more consistent with the type of return expectations that we have established for our stockholders. Our strategy is to originate high quality, long-term assets and to support the risk management activity of our portfolio companies over a long period of time. Further, our business plan is to execute a methodical and conservative accumulation of assets that have a risk-based pricing premium relative to similar securities. To this end, restricted stock places more value on the quality of originated assets over the quantity of originated assets, and thus, restricted stock is a better compensation tool for us to align employee interests with stockholder interests. Shares of restricted stock that are subject to forfeiture provisions will allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of income and principal stability. Therefore, although the 2008 Equity Incentive Plan allows for awards of stock options and other stock-based awards, we expect to primarily make awards of restricted stock under the plan.
The Securities and Exchange Commission has granted us an order authorizing the issuance of restricted stock to our directors, executives and employees.
Eligibility
The persons eligible to receive Awards under the 2008 Equity Incentive Plan are the executive officers and certain key employees of Main Street Capital and its wholly owned subsidiaries, as determined by our Compensation Committee at each issuance. The number of employees participating in the 2008 Equity Incentive Plan will vary from year to year. In 2008, we currently expect to have between 12 and 15 employees (including seven executive officers) participate in the plan. Any shares of restricted stock we grant under the 2008 Equity Incentive Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of our employees to us.
Administration
The 2008 Equity Incentive Plan is to be administered by our Compensation Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the Nasdaq Stock Market and are not “interested persons” of Main Street Capital, as defined in Section 2(a)(19) of the Investment Company Act. Subject to the terms of the 2008 Equity Incentive Plan, the Compensation Committee is authorized to determine: eligible persons to receive Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; the number of Awards to be granted and the number of shares of our common stock to which Awards will relate. The Compensation Committee may make all other determinations that may be necessary or advisable for the administration of the 2008 Equity Incentive Plan, including establishing, amending and revoking rules and regulations for its administration.
General Terms of Awards
Restricted Stock. Except to the extent restricted under the terms of the 2008 Equity Incentive Plan, a Participant granted an Award of restricted stock will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. Each Award of restricted stock will be evidenced by a written agreement with the Participant, which will include any provisions that the Compensation Committee may specify. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant. Except as the Compensation Committee otherwise expressly provides, the restricted stock shall not be transferable other than by will or by laws of descent and distribution. Except as our Compensation Committee otherwise determines, upon termination of a Participant’s employment during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

Stock Options. The Compensation Committee is authorized under the plan to grant options to purchase shares of common stock, which may be incentive stock options or non-statutory stock options. Options will be evidenced by a written Award agreement with the Participant, which will include any provisions that the Compensation Committee may specify. The Compensation Committee may determine when an Option will be vested, provided that vesting shall take place at the rate of at least 20% per year over not more than five years from the date the Award is granted. The exercise price of an option may not be less than the fair market value of our common stock on the date of grant. All options granted under the plan must have a term of no more than ten years, and no Participant may be granted an incentive stock option to the extent that, upon the grant of that option, the aggregate fair market value (as defined in the plan) of the common stock with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year would exceed $100,000. The grant price, number of shares, terms and conditions of exercise, whether a stock option may qualify as an incentive stock option under the Internal Revenue Code, and other terms of a stock option grant will be fixed by the Compensation Committee as of the grant date. Incentive stock options are not transferable except by will or the laws of descent and distribution and may be exercised during the Participant’s lifetime only by the Participant. Non-statutory stock options are likewise transferable by will and the laws of descent and distribution, and to the extent permitted by the Board of Directors, by gift to a permitted transferee. Non-statutory stock options which are transferable only after death may be exercised only by the Participant during the Participant’s lifetime.
The grant price of any stock option must be paid in full at the time the stock is delivered to the Participant. The price must be paid in cash or by such means as permitted by the Compensation Committee and elected by the Participant, which may include a broker-assisted exercise program approved by the Compensation Committee.
Other Stock-Based Awards. The Compensation Committee may, subject to limitations under applicable law (including the Investment Company Act), grant other awards that are payable in or valued relative to shares of our common stock, such as restricted stock units, as it deems to be consistent with the purposes of the plan, including shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions. The Compensation Committee will determine the terms and conditions of any other stock-based awards.
Performance Awards. A performance award consists of a right to receive an option, restricted stock or other stock-based award subject to the attainment of one or more performance goals. Performance awards may be qualified or unqualified under the Internal Revenue Code. The performance goals for qualified awards are set forth in the 2008 Equity Incentive Plan and may include one or more of the following:
•	stock price measures (including, among others, growth measures and total stockholder return);

•	net investment income or net realized income per share (actual or targeted growth);

•	economic value added;

•	net investment income or net realized income measures;

•	operating income;

•	cash flow and liquidity measures;

•	return measures (including, among others, return on capital employed, return on equity, return on investment and return on assets);

•	operating measures (including, among others, productivity, efficiency, and scheduling measures);

•	expense targets (including, among others, finding and development costs and general and administrative expenses);

•	corporate values measures (including, among others, diversity commitment and ethics compliance).

Dividend Equivalent Rights. The Compensation Committee may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to common stock subject to an Award; provided that such grants are approved by an order of the SEC.
Change in Control
Unless the terms of an Award provide otherwise, in the event of a specified transaction involving a change in control in which there is an acquiring or surviving entity, which we refer to as a covered transaction, the Board of Directors may provide for the assumption of some or all outstanding Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Award, subject to its terms, will become fully vested or exercisable prior to the covered transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board of Directors, to participate as a stockholder in the covered transaction following vesting or exercise. The Award will terminate upon consummation of the covered transaction.
Covered transactions involving a change in control under the 2008 Equity Incentive Plan, include:
•	a consolidation, merger, stock sale or similar transaction or series of related transactions in which we are not the surviving corporation or which results in the acquisition of all or substantially all of our then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

•	a sale or transfer of all or substantially all of our assets;

•	our dissolution or liquidation; or

•	a change in the membership of our Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors (the “Continuing Directors”), and any new director whose election or nomination by the Board of Directors was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board.
SEC Order and Limitations on Awards
The SEC has granted us an order, the “Order,” that authorizes us to issue restricted shares of our common stock to our employees and officers, subject to stockholder approval of the 2008 Equity Incentive Plan at the Annual Meeting. Awards under the 2008 Equity Incentive Plan will comply with all aspects of the Order, including the following:
•	each issuance of restricted stock to employees and officers will be approved by a required majority of our Board of Directors, as defined under the Investment Company Act, on the basis that such award is in the best interests of our company and stockholders;

•	the amount of voting securities that would result from the exercise of all of our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2008 Equity Incentive Plan and the 2008 Director Plan, will not exceed 25%, at the time of issuance, of our outstanding voting securities, nor will such amount exceed 20% of our outstanding voting securities if the amount of voting securities that would result from the exercise of all warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued under the plans, would exceed 15% of our outstanding voting securities;

•	the maximum amount of restricted stock that may be issued under the 2008 Equity Incentive Plan and the 2008 Director Plan will be 10% of the outstanding shares of our common stock on the Effective Date, plus 10% of the number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the 2008 Equity Incentive Plan and the 2008 Director Plan;

•	no one person may be granted Awards of restricted stock relating to more than 25% of the shares available under the 2008 Equity Incentive Plan;

•	in any calendar year, no person may be granted Awards relating to more than 500,000 shares of our common stock; and

•	both our Board of Directors and our Compensation Committee will review prior to any grant of restricted stock, and no less than annually, the potential impact that the issuance of restricted stock will have on our earnings and net asset value per share.
Amendment and Termination
Our Board of Directors or its delegate may suspend or terminate the 2008 Equity Incentive Plan at any time. Our Board of Directors will seek stockholder approval of any action modifying a provision of the 2008 Equity Incentive Plan when the Board determines that such stockholder approval is required under the provisions of applicable law. The 2008 Equity Incentive Plan will terminate on July 15, 2017, one day prior to the tenth anniversary of the date the plan was initially adopted by our Board of Directors, unless terminated sooner by action of our Board of Directors.
Outstanding Restricted Stock Awards
As of the date of this Proxy Statement, no Awards have been made pursuant to the 2008 Equity Incentive Plan. If the 2008 Equity Incentive Plan is approved at the Annual Meeting, we expect to grant restricted stock Awards to our NEOs as shown in the following table. A significant portion of each of those grants will relate to such executive’s service performed in 2007, including in connection with the successful completion of our initial public offering.

Name and Position	Shares of Restricted Stock
Vincent D. Foster	40,000
Todd A. Reppert(1)	40,000
Rodger A. Stout(1)	30,000
Curtis L. Hartman(1)	30,000
Dwayne L. Hyzak(1)	30,000
David L. Magdol(1)	30,000
All Named Executive Officers as a Group	200,000

(1)	Awards of restricted stock are based on each executive officer’s respective employment agreement. The terms of each Award will be evidenced in a written agreement.
U.S. Federal Income Tax Consequences
Set forth below is a brief summary of the U.S. federal income tax consequences of Awards under the plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Participant, and should not be relied upon as tax advice.
Non-Statutory Stock Options. Stock options granted under the plan will not be taxable to a recipient at the time of grant and we are not allowed a tax deduction by reason of the grant. Upon the exercise of a stock option, the amount by which the fair market value of the shares of common stock received, determined as of the date of exercise, exceeds the exercise price will be treated as ordinary income to the recipient of the option in the year of exercise. In accordance with applicable regulations, we will require the optionee to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time of the exercise of the option. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the optionee nonetheless will be required to include in income the fair market value of the shares withheld. Generally, we will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the recipient of the option. When the optionee sells the shares, he will generally recognize a capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold) in an amount equal to the difference between the amount realized upon the sale of the shares and his basis in the shares (i.e., the exercise price plus the amount taxed to the optionee as compensation income).

Incentive Stock Options. A recipient of an incentive stock option under the plan will not generally recognize any taxable income for U.S. federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If the recipient exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the recipient of the option), the recipient receives long-term capital gains treatment on the difference between the price for which the recipient of the incentive stock option sells the shares of common stock and his or her tax basis in the shares (generally, the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the fair market value of the shares of common stock received on the date of exercise and the exercise price will generally be treated as ordinary income in the year of disposition. We would not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the common stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as ordinary income to the recipient of an incentive stock option due to a disqualifying disposition, we would be entitled to a corresponding deduction in the same amount for compensation paid.
Restricted Stock Awards. Generally, a grant under the plan of shares of our common stock which are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Internal Revenue Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a corresponding deduction corresponding to the amount of compensation included in the recipient’s income in the year in which that amount is so included. In accordance with applicable regulations, we will require the recipient to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.
Unrestricted Stock Awards. A grant of shares of our common stock that is not subject to vesting restrictions will result in ordinary income for U.S. federal income tax purposes to the recipient at the time of grant in an amount equal to the fair market value of the shares. We would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.
Restricted Stock Units. Generally, a recipient of restricted stock units will not recognize any taxable income for U.S. federal income tax purposes upon receipt or vesting of the restricted stock units if the terms of such Awards comply with the requirements imposed by Section 409A of the Internal Revenue Code. To the extent that compliance with Section 409A has occurred, the value of any restricted stock units will be taxable to the recipient as ordinary income in the year of payment. Generally, we would be entitled to a deduction for compensation paid in the same amount treated as compensation received by the recipient of restricted stock units.
Certain Tax Code Limitations on Deductibility. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured the plan so that resulting compensation can be designed to qualify as performance-based compensation. To allow us to qualify the compensation, we are seeking stockholder approval of the 2008 Equity Incentive Plan and the material terms of the performance goals related to awards intended to qualify as performance-based compensation.
Other Tax Consequences. State tax consequences may in some cases differ from those described above. In addition, Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
The approval of the 2008 Equity Incentive Plan requires affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” OUR 2008 EQUITY INCENTIVE PLAN.

APPROVAL OF THE 2008 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN
(ITEM 3)
Background and Purpose
On July 16, 2007, the Board of Directors adopted the 2008 Non-Employee Director Restricted Stock Plan, or the 2008 Director Plan, and recommended that it be submitted to our stockholders for approval at the Annual Meeting. The 2008 Director Plan provides for grants of restricted stock awards, collectively, “Awards.” The purpose of the 2008 Director Plan is to provide a means through which we may attract and retain qualified non-employee directors, collectively, the “Participants,” to enter into and remain in service on our Board of Directors.
The effective date, or the Effective Date, of the 2008 Director Plan is the date on which it is approved by our stockholders.
The following is a summary of certain principal features of the 2008 Director Plan. This summary is qualified in its entirety by reference to the complete text of the 2008 Director Plan. You are urged to read the actual text of the 2008 Director Plan in its entirety, which is set forth in Appendix B.
Shares Available for Awards
Under the 2008 Director Plan, the total number of shares of our common stock that may be subject to Awards is 200,000 shares. Shares underlying Awards which expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the 2008 Director Plan. Our Board of Directors is authorized to adjust the limitation on shares available for Awards and outstanding Awards in the event of a dividend or other distribution payable in shares of our common stock, or any division, combination or reclassification of our common stock.
Eligibility
The persons eligible to receive Awards under the 2008 Director Plan are the members of our Board of Directors who are not employees of Main Street Capital. Any shares of restricted stock we grant under the 2008 Director Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of our non-employee directors to us.
Administration
The 2008 Director Plan is to be administered by our Compensation Committee, which is comprised solely of directors who are considered independent under the applicable listing standards of the Nasdaq Stock Market and are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act, of Main Street Capital. Subject to the terms of the 2008 Director Plan, our Compensation Committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2008 Director Plan.
General Terms of Awards
Our Compensation Committee is authorized to grant restricted stock Awards. All restricted stock granted under the 2008 Director Plan will be evidenced by an agreement containing such terms and conditions as the Compensation Committee may determine. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2008 Director Plan relate to continued service on our Board of Directors (lapsing on an annual basis).
The restricted stock will be subject to restrictions on transferability and other restrictions as required by our Compensation Committee from time to time. Except to the extent restricted under the terms of the 2008 Director Plan, a Participant granted an Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Participant, any trust for the benefit of the spouse or lineal descendants of the Participant, or the guardian or conservator of the Participant.

Annual Awards; SEC Order and Limitation
The SEC has granted us an order, the “Order,” that authorizes us to issue restricted shares of our common stock to our non-employee directors, subject to stockholder approval of the 2008 Director Plan at the Annual Meeting. Awards under the 2008 Director Plan will comply with all aspects of the Order, including the following:
•	each issuance of restricted stock to our non-employee directors will be approved by a required majority of our Board of Directors, as defined under the Investment Company Act, on the basis that such award is in the best interests of our company and stockholders;
•	the amount of voting securities that would result from the exercise of all of our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2008 Equity Incentive Plan and the 2008 Director Plan, will not exceed 25%, at the time of issuance, of our outstanding voting securities, nor will such amount exceed 20% of our outstanding voting securities if the amount of voting securities that would result from the exercise of all warrants, options and rights issued to our directors, officers and employees, together with any restricted stock issued under the plans, would exceed 15% of our outstanding voting securities;
•	the maximum amount of restricted stock that may be issued under the 2008 Director Plan and the 2008 Equity Incentive plan will be 10% of the outstanding shares of our common stock on the Effective Date, plus 10% of the number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the 2008 Director Plan and the 2008 Equity Incentive Plan; and
•	both our Board of Directors and our Compensation Committee will review prior to any grant of restricted stock, and no less than annually, the potential impact that the issuance of restricted stock will have on our earnings and net asset value per share.
Under the 2008 Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director will receive a number of shares equivalent to $30,000 worth of shares based on the market value at the close of the exchange on the date of grant. Forfeiture provisions will lapse as to the entire Award at the end of the one-year term. Grants of Awards under the 2008 Director Plan will be automatic and may not be changed without further approval from the Securities and Exchange Commission.
Amendment and Termination
Our Board of Directors may modify, revise or terminate the 2008 Director Plan at any time and from time to time, subject to the terms of (1) the Order, (2) our certificate of incorporation and by-laws and (3) applicable law. The 2008 Director Plan will terminate when all shares of our common stock reserved for issuance under the plan have been issued and the forfeiture provisions on all restricted stock Awards have lapsed, unless earlier terminated by action of our Board of Directors. No Awards under this 2008 Director Plan shall be made after July 16, 2017, the tenth anniversary of the date the plan was initially adopted by our Board of Directors.
Outstanding Restricted Stock Awards
As of the date of this proxy statement, no Awards have been made pursuant to the 2008 Director Plan. If the 2008 Director Plan is approved at the Annual Meeting, we expect to grant restricted stock Awards to our non-employee directors as shown in the following table. One-half of each of those grants will relate to such non-employee director’s service on our Board of Directors in 2007, including in connection with the successful completion of our initial public offering.

Value of Shares of
Restricted Stock
Name and Position	to be Granted
Michael Appling, Jr.(1)	$60,000
Joseph E. Canon(1)	$60,000
Arthur L. French(1)	$60,000
William D. Gutermuth(1)	$60,000
All Directors as a Group	$240,000

(1)	Awards of restricted stock will be based on the plan provisions and will be evidenced by written agreements setting forth all the terms. The number of shares granted to each non-employee director, at the beginning of each one-year term of service on the Board of Directors, will be the equivalent of $30,000 worth of shares based on the market value on the date of grant.

U.S. Federal Income Tax Consequences
Set forth below is a brief summary of the U.S. federal income tax consequences of Awards under the 2008 Director Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular Participant, and should not be relied upon as tax advice.
Generally, a grant under the plan of shares of our common stock which are subject to vesting and transfer restrictions will not result in taxable income to the recipient for U.S. federal income tax purposes or a tax deduction to us in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as ordinary income in the years in which the restrictions on the shares lapse. Such value will be the fair market value of the shares on the dates the restrictions lapse. Any recipient, however, may elect pursuant to Section 83(b) of the Internal Revenue Code to treat the fair market value of the shares on the date of grant as ordinary income in the year of the grant, provided the recipient makes the election within 30 days after the date of the grant. In any case, we would receive a corresponding deduction corresponding to the amount of compensation included in the recipient’s income in the year in which that amount is so included. In accordance with applicable regulations, we will require the recipient to pay to us an amount sufficient to satisfy withholding taxes in respect of such compensation income at the time the restrictions on the shares lapse or the recipient makes a Section 83(b) election. If we withhold shares to satisfy this withholding tax obligation, instead of cash, the recipient nonetheless will be required to include in income the fair market value of the shares withheld.
Other Tax Consequences. State tax consequences may in some cases differ from those described above. In addition, Awards made under the plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
The approval of the 2008 Non-Employee Director Restricted Stock Plan requires affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” OUR 2008 DIRECTOR PLAN.

APPROVAL TO AUTHORIZE THE SALE OF COMMON STOCK
DURING THE NEXT YEAR AT A PRICE BELOW NET ASSET VALUE PER SHARE
(ITEM 4)
We are a closed-end investment company that has elected to be regulated as BDC under the Investment Company Act. The Investment Company Act prohibits us from selling shares of our common stock at a price below the current net asset value per share, or NAV, of such stock, unless our stockholders approve such a sale and our Board of Directors makes certain determinations.
In accordance with the requirements of the Investment Company Act, we are seeking the approval of our stockholders so that we may sell or otherwise issue shares of our common stock, in one or more public or private offerings, at a price per share below our then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of the 2008 Annual Meeting or the date of our 2009 Annual Meeting, which is expected to be held in June 2009.
Reasons to Offer Common Stock below NAV
We believe that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several months, U.S. credit markets have experienced significant turbulence, spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers such as Main Street Capital and has made access to capital more challenging for many firms. However, for firms that continue to have access to capital, the current environment may provide more attractive investment opportunities than have been available in recent periods. Our ability to take advantage of these opportunities will depend on our access to equity capital.
As a BDC and a regulated investment company, or RIC, for tax purposes, Main Street Capital is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents us from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of no more than 1:1, which requires us to finance our investments with at least as much equity as debt in the aggregate. In order to continue to build our investment portfolio, and thereby support maintenance of our dividends, we endeavor to maintain access to capital through the public and private equity markets, enabling us to take advantage of investment opportunities as they arise.
The following table lists the high and low sales prices for our common stock for each month since our initial public offering and the premium or discount to our quarterly NAV.

			Premium	Premium
			(Discount) of High	(Discount) of Low
	Trading Price		Sales Price to	Sales Price to
Month	High	Low	NAV(1)	NAV(1)	NAV(1)
October 2007	$15.45	$14.50	20%	13%	$12.85
November 2007	15.14	13.67	18	6	12.85
December 2007	14.50	12.95	13	1	12.85
January 2008	14.18	13.00	10	1	12.85
February 2008	14.00	12.65	9	(2)	12.85
March 2008	14.43	11.00	12	(14)	12.85

(1)	NAV is determined as of the last day of each fiscal quarter and may not reflect the NAV on the date of the high and low sales prices. Because we have limited operating history as a public company, NAV is only calculated as of, and based on shares outstanding at, December 31, 2007 for these purposes.

On March 31, 2008, the last reported closing sale price of our common stock was $13.68 per share.
Although we have generally experienced a share price above NAV since our initial public offering, there can be no assurance that this will continue. The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, our common stock may periodically trade below its NAV, which is not uncommon for business development companies. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock below NAV. Stockholder approval of the proposal to sell shares below NAV subject to the conditions detailed below will provide us with the flexibility to invest in those opportunities.
Our Board of Directors believes that having the flexibility to issue our common stock below NAV in certain instances is in the best interests of our stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady dividends to our stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell.
Conditions to Sales Below NAV
If our stockholders approve this proposal, we will only sell shares of our common stock at a price below NAV if the following conditions are met:
•	a majority of our independent directors who have no financial interest in the sale have approved the sale; and
•	a majority of such directors, who are not interested persons of Main Street Capital, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.
Key Stockholder Considerations
Before voting on this proposal or giving proxies with regard to this matter, you should consider the potentially dilutive effect of the issuance of shares of our common stock at less than NAV on the net asset value per outstanding share of common stock. Any sale of our common stock at a price below NAV would result in an immediate dilution to our existing stockholders. This dilution would include reduction in NAV as a result of the issuance of shares at a price below NAV and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and in voting interest than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below NAV when considering whether to authorize any such issuance.
The Investment Company Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of our common stock that may be authorized for issuance, and thus any future issuance of our common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Pursuant to the Investment Company Act, approval of this proposal requires the affirmative vote of: (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of Main Street Capital, which includes directors, officers, employees, and 5% stockholders. For purposes of this proposal, the Investment Company Act defines “a majority of the outstanding shares” as: (A) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of Main Street Capital are present or represented by proxy; or (B) 50% of the outstanding voting securities of Main Street Capital, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE US TO SELL SHARES OF OUR COMMON STOCK DURING THE NEXT YEAR AT A PRICE BELOW OUR THEN CURRENT NET ASSET VALUE PER SHARE.

APPROVAL TO AUTHORIZE THE ISSUANCE OF WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE FOR, CONVERT TO, OR PURCHASE OUR COMMON STOCK IN ONE OR MORE OFFERINGS
(ITEM 5)
Our Board of Directors believes it would be in our best interests to have the ability to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities. Sections 18(d) and 61(a) of the Investment Company Act restrict the ability of a BDC such as our company to issue warrants, options or rights to subscribe for or convert to voting securities of the BDC. If warrants, options or rights are to be issued, the proposal must be approved by our stockholders. Thus, our Board of Directors has approved and recommends to our stockholders for their approval a proposal to issue warrants, options or rights to subscribe for, convert to or purchase shares of our common stock, which warrants, options or rights may be accompanied by other securities or may not be accompanied by other securities of our company.
Reasons to Issue Warrants, Options or Rights to Subscribe for, Convert to or Purchase Common Stock
Our management and our Board of Directors have determined that it would be advantageous for us to have the ability to issue warrants, options or rights to subscribe for, convert to or purchase common stock, which may include convertible preferred stock and convertible debentures, in connection with our financing and capital raising activities. In this regard, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated loan market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader capital and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Due to the current turmoil in the debt markets and uncertainty in the equity capital markets, we are concerned that debt or equity capital may not be available to us on favorable terms. As a result, our ability to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, may be an effective way for us to raise capital in the current environment.
We have no immediate plans to issue any such warrants, options or rights. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, our Board of Directors has approved and is seeking stockholder approval of this proposal to issue warrants, options or rights to subscribe for, convert to or purchase shares of our common stock either accompanied by or not accompanied by other securities of our company. The final terms of any warrants, options or rights (subject to the requirements noted in Section 61 of the Investment Company Act), including exercise/conversion price, term and exercise/conversion requirements would be determined by our Board of Directors at the time of issuance. Also, the nature and amount of consideration that we would receive at the time of issuance and the use of any such consideration will be considered and approved by our Board of Directors at the time of issuance.
Conditions to Issuance
Each issuance of warrants, options or rights to subscribe for, convert to or purchase shares of our common stock will comply with Section 61(a) of the Investment Company Act. Specifically, (i) the exercise or conversion feature of warrants, options or rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or rights and (iii) the individual issuances of warrants, options or rights must be approved by a majority of the directors who are not “interested persons” as defined in the Investment Company Act on the basis that such issuance is in our and our stockholders’ best interests. In addition, if such securities are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

In addition, Section 61(a) of the Investment Company Act limits the number of warrants, options or rights to subscribe for, convert to, or purchase our common stock that can be issued pursuant to this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of our warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock, together with any restricted stock issued pursuant to the 2008 Equity Incentive Plan and the 2008 Director Plan (as described in Items 2 and 3, “Approval of the 2008 Equity Incentive Plan” and “Approval of the 2008 Non-Employee Director Restricted Stock Plan,” respectively), at the time of issuance shall not exceed 25% of our outstanding voting securities. However, if the amount of voting securities that would result from the exercise or conversion of all of our outstanding warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock issued to our directors, officers and employees pursuant to any compensation plan of ours, together with any restricted stock issued pursuant to either the 2008 Equity Incentive Plan or the 2008 Director Plan, if approved, would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise or conversion of all warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock (including pursuant to any compensation plan of ours), together with any restricted stock issued pursuant to either plan proposed for approval at the Annual Meeting, at the time of issuance cannot exceed 20% of our outstanding voting securities.
Key Stockholder Considerations
If warrants, options or rights to subscribe for, convert to or purchase shares of our common stock are issued, and if they are subsequently exercised or converted, it would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive to the voting power of existing stockholders, could be dilutive with regard to dividends and our NAV, and other economic aspects of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effects cannot be predicted.
If this proposal is approved, we will not solicit any further authorization from stockholders prior to the issuance of any of warrants, options or rights to subscribe for, convert to or purchase shares of our common stock.
The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO
AUTHORIZE US TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE FOR, CONVERT TO, OR
PURCHASE OUR COMMON STOCK IN ONE OR MORE OFFERINGS

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR YEAR
ENDING DECEMBER 31, 2008
(ITEM 6)
Our Board of Directors has ratified the decision of the Audit Committee to appoint Grant Thornton LLP to serve as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2008. No determination has been made as to what action the Audit Committee and the Board of Directors would take if our stockholders fail to ratify the appointment. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of Main Street Capital. We expect that representatives of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.
During the year ended December 31, 2007, Main Street Capital paid Grant Thornton fees, including expenses and taxes, totaling $882,560, which can be categorized as follows:

Audit
Audit fees for the year ended December 31, 2007 were for professional services normally provided by Grant Thornton in connection with statutory and regulatory filings, including audit of the annual and combined financial statements, review of our quarterly financial statements and our registration statement. This category also includes fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit fees in connection with our initial public offering	$798,110
Audit fees in connection with services subsequent to the consummation of our initial public offering	84,450

Audit-Related
We did not incur any audit-related fees for assurance and related services provided by Grant Thornton that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees	0

Tax
We did not incur any fees for professional services provided by Grant Thornton in connection with any consultation on U.S. federal or state tax matters or assistance with any tax examination	0

All Other
Except as set forth above, we did not incur any fees for services provided by Grant Thornton for the year ended December 31, 2007	0

Total	$882,560
It is the policy of our Audit Committee to preapprove all audit, review or attest engagements and permissible non-audit services to be performed by our independent registered public accounting firm, subject to, and in compliance with, the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the applicable rules and regulations of the SEC. Our Audit Committee did not rely on the de minimis exception for any of the fees disclosed above.
The proxy holders will vote all proxies received for approval of this proposal unless instructed otherwise. The affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Grant Thornton LLP to serve as our independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF
GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Related Persons
We acquired from the members of Main Street Mezzanine Management, LLC 100.0% of their equity interests in Main Street Mezzanine Management, LLC in exchange for the issuance of 600,000 shares of our common stock having an aggregate value, based on the initial public offering price per share of our common stock, of $9.0 million. In addition, we acquired from the members of Main Street Capital Partners, LLC 100.0% of their equity interests in Main Street Capital Partners, LLC in exchange for the issuance of 1,200,000 shares of our common stock having an aggregate value, based on the initial public offering price per share of our common stock, of $18.0 million. Members of our management, including Messrs. Foster, Reppert, Hartman, Hyzak and Magdol, controlled Main Street Mezzanine Management, LLC and Main Street Capital Partners, LLC. In addition, two of our directors, Messrs. Canon and French, were limited partners in Main Street Mezzanine Fund, LP and received approximately 5,147 and 4,117, respectively, in shares of common stock upon completion of the formation transactions.
Because members of our management controlled Main Street Mezzanine Management, LLC, Main Street Capital Partners, LLC and (through their control of the Main Street Mezzanine Management, LLC) Main Street Mezzanine Fund, LP, the amount of consideration received by the limited partners of Main Street Mezzanine Fund, LP and the members of the Main Street Mezzanine Management, LLC and of Main Street Capital Partners, LLC in the formation transactions was not determined through arms-length negotiations. In addition, certain members of our management and their affiliates invested $3.6 million in limited partnership interests in Main Street Mezzanine Fund, LP, and represented approximately 13.5% of the total limited partnership interests in Main Street Mezzanine Fund, LP.
Prior to our initial public offering, Main Street Mezzanine Fund, LP co-invested with Main Street Capital II, LP in several investments since January 2006. Main Street Capital II, LP and Main Street Mezzanine Fund, LP are both managed by Main Street Capital Partners, LLC and the general partners for Main Street Mezzanine Fund, LP and Main Street Capital II, LP were under common control prior to our initial public offering. Main Street Capital II, LP is a small business investment company under the Investment Company Act (an “SBIC”) with similar investment objectives to Main Street Mezzanine Fund, LP and which began its investment operations in January 2006. The co-investments among the two funds were made at the same time and on the same terms and conditions. The co-investments were made in accordance with conflicts policy of Main Street Capital Partners, LLC and in accordance with the applicable SBIC conflict of interest regulations.
Main Street Mezzanine Fund, LP paid approximately $1.4 million in management fees to Main Street Capital Partners, LLC for each of the years ended December 31, 2004, 2005 and 2006, and approximately $1.4 million for the year ended December 31, 2007. Prior to our initial public offering, Main Street Capital Partners, LLC was an affiliate of Main Street Mezzanine Fund, LP as it was commonly controlled by principals who also controlled Main Street Mezzanine Management, LLC.
Review, Approval or Ratification of Transactions with Related Parties
In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the Investment Company Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.
As required by the Nasdaq Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K). There have been no transactions with related parties subsequent to our initial public offering.
In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available at http://mainstcapital.com under “Governance” in the “Investor Relations” section of our Web site.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC and Nasdaq Global Market. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms furnished to us, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2007, except for one late filing on Form 4A related to Mr. Guthermuth on October 22, 2007 relating to the purchase of our common stock.

STOCKHOLDERS’ PROPOSALS
Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2009 Annual Meeting must send notice of the proposal to our Corporate Secretary at our principal executive office no later than ______, 2009. If you make such a proposal, you must provide your name, address, the number of shares of common stock you hold of record or beneficially, the date or dates on which such common stock was acquired and documentary support for any claim of beneficial ownership.
In addition, any stockholder who intends to submit a proposal for consideration at our 2009 Annual Meeting, but not for inclusion in our proxy materials, or who intends to submit nominees for election as directors at the meeting must notify our Corporate Secretary. Under our by-laws, such notice must (1) be received at our executive offices no earlier than _____, 2009 or later than ______, 2009 and (2) satisfy specified requirements. A copy of the pertinent by-law provisions can be found at http://mainstreetcapital.com under “Governance” in the “Investor Relations” section of our Web site.
By Order of the Board of Directors,
RODGER A. STOUT
Secretary
Dated: May _____, 2008

Appendix A
MAIN STREET CAPITAL CORPORATION
2008 EQUITY INCENTIVE PLAN
PURPOSE.
General Purpose. The Plan has been established to advance the interests of Main Street Capital Corporation (the “Company”) by providing for the grant of Awards to Participants. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company” under the 1940 Act, the terms of the Plan shall be construed so as to conform to the stock-based compensation requirements applicable to “business development companies” under the 1940 Act. An Award or related transaction will be deemed to be permitted under the 1940 Act if permitted by any exemptive or “no-action” relief granted by the Commission or its staff.
Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in the value of the Company’s Stock through the granting of Restricted Stock, Incentive Stock Options, Non-statutory Stock Options, Dividend Equivalent Rights, Other Stock-Based Awards or Performance Awards.
Eligible Participants. All key Employees and all Employee Directors are eligible to be granted Awards by the Board under the Plan; provided that, no person shall be granted Awards of Restricted Stock unless such person is an Employee of the Company or an Employee of a wholly-owned subsidiary of the Company.
DEFINITIONS.
“1940 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.
“Affiliate” means any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) or Section 414(c) of the Code, except that in determining eligibility for the grant of an Option by reason of service for an Affiliate, Sections 414(b) and 414(c) of the Code shall be applied by substituting “at least 50%” for “at least 80%” under Section 1563(a)(1), (2) and (3) of the Code and Treas. Regs. § 1.414(c)-2. The Company may at any time by amendment provide that different ownership thresholds (consistent with Section 409A) apply. Notwithstanding the foregoing provisions of this definition, except as otherwise determined by the Board, a corporation or other entity shall be treated as an Affiliate only if its employees would be treated as employees of the Company for purposes of the rules promulgated under the Securities Act of 1933, as amended, with respect to the use of Form S-8.

“Award” means an award of Restricted Stock, Incentive Stock Options, Non-statutory Stock Options, Dividend Equivalent Rights, Other Stock-Based Awards or Performance Awards granted pursuant to the Plan.
“Board” means the Board of Directors of the Company.
“Cash Award” means an award denominated in cash.
“Code” means the Internal Revenue Code of 1986, as amended and in effect, or any successor statute as from time to time in effect. Any reference to a provision of the Code shall be deemed to include a reference to any applicable guidance (as determined by the Board) with respect to such provision.
“Commission” means the Securities and Exchange Commission.
“Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3(C).
“Company” means Main Street Capital Corporation, a Maryland corporation.
“Continuous Service” means the Participant’s uninterrupted service with the Company or an Affiliate, whether as an Employee or Employee Director.
“Covered Transaction” means any of (i) a consolidation, merger, stock sale or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) following such time as the Company has a class of equity securities listed on a national securities exchange or quoted on an inter-dealer quotation system, a change in the membership of the Board for any reason such that the individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Continuing Directors”) cease for any reason to constitute at least a majority of the Board (a “Board Change”); provided, however, that any individual becoming a director after the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the Continuing Directors will be considered as though such individual were a Continuing Director, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) or other actual or threatened solicitation of proxies or consents by or on behalf of any person or entity other than the Board. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Dividend Equivalent Rights” has the meaning set forth in Section 13.
“Effective Date” has the meaning set forth in Section 16.
“Employee” means any person employed by the Company or an Affiliate.
“Employee Director” means a member of the Board of Directors of the Company who is also an Employee of the Company.
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
“Non-Employee Director Plan” means the 2008 Non-Employee Director Restricted Stock Plan, as from time to time amended and in effect.
“Non-statutory Stock Option” means an Option that is not an Incentive Stock Option.
“Option” means an Incentive Stock Option or a Non-statutory Stock Option granted pursuant to the Plan.
“Other Stock-Based Award” means an Award described in Section 9 of this Plan that is not covered by Section 7 or 8.
“Participant” means a person to whom an Award is granted pursuant to the Plan.

“Performance Award” means an Award made pursuant to this Plan that is subject to the attainment of one or more performance goals.
“Performance Goal” means a standard established by the Committee to determine in whole or in part whether a Qualified Performance Award shall be earned.
“Permitted Transferee” means a Family Member of a Participant to whom an Award has been transferred by gift.
“Plan” means this 2008 Equity Incentive Plan, as from time to time amended and in effect.
“Qualified Performance Award” means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, as described in Section 10(B) of the Plan.
“Restricted Stock” means an Award of Stock for so long as the Stock remains subject to restrictions requiring that it be forfeited to the Company if specified conditions are not satisfied.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock” means the common stock of the Company, par value $.01 per share.
ADMINISTRATION.
Administration By Board. The Board shall administer the Plan unless and until it delegates administration to a Committee, as provided in Section 3(C).
Powers of the Board. The Board shall have the power, subject to the express provisions of the Plan and applicable law:
To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted and documented; what type or combination of types of Awards shall be granted; the provisions of each Award granted, including the time or times when a person shall be permitted to exercise an Award; and the number of shares of Stock with respect to which an Award shall be granted to each such person.
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award documentation, in such manner and to such extent as it shall deem necessary or expedient to make the Plan fully effective.

To amend the Plan or an Award as provided in Section 14.
To terminate or suspend the Plan as provided in Section 15.
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
Delegation to Committee. The Board may delegate the administration of the Plan to a Committee or Committees composed of not less than two members of the Board, each of whom shall be (i) a “Non-Employee Director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m) and the regulations promulgated under the Code, and each of whom shall be, subject to any applicable transitional rules for newly public issuers, “independent” within the meaning of the listing standards of the Nasdaq stock market, and the term “Committee” shall apply to any persons to whom such authority has been delegated; provided that a “required majority,” as defined in Section 57(o) of the 1940 Act, must approve each issuance of Awards and Dividend Equivalent Rights in accordance with Section 61(a)(3)(A)(iv) of the 1940 Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board, other than the Board reference at the end of this sentence and the Board references in the last sentence of this subsection (c), shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan, unless such actions are prohibited by the condition of exemptive relief obtained from the Commission.
Effect of the Board’s Decision. Determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
AWARD AGREEMENTS.
All Awards granted under the Plan will be evidenced by an agreement. The agreement documenting the Award shall contain such terms and conditions as the Board shall deem advisable. Agreements evidencing Awards made to different participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of the Plan and the terms of any Award agreement, the Plan provisions shall control.

SHARES SUBJECT TO THE PLAN; CERTAIN LIMITS.
Share Reserve. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to grants of Restricted Stock or Other Stock-Based Awards or the exercise of Options is two million (2,000,000) shares.
Reversion of Shares to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.
Type of Shares. The shares of Stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise. No fractional shares of Stock will be delivered under the Plan.
Limits on Individual Grants. The maximum number of shares of Stock for which any Employee or Employee Director may be granted Awards in any calendar year is five hundred thousand (500,000) shares.
Limits on Grants of Restricted Stock. The combined maximum amount of Restricted Stock that may be issued under the Plan and the Non-Employee Director Plan will be 10% of the outstanding shares of Stock on the effective date of the plans plus 10% of the number of shares of Stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the plans. No one person shall be granted Awards of Restricted Stock relating to more than 25% of the shares available for issuance under this Plan.
No Grants in Contravention of 1940 Act. At all times during such periods as the Company qualifies or is intended to qualify as a “business development company,” no Award may be granted under the Plan if the grant of such Award would cause the Company to violate the 1940 Act, including, without limitation, Section 61(a)(3), and, if otherwise approved for grant, shall be void and of no effect.
Limits on Number of Awards. The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and the Non-Employee Director Plan, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any Restricted Stock issued pursuant to this Plan and the Non-Employee Director Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any Restricted Stock issued pursuant to this Plan and the
Non-Employee Director Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.

Date of Award’s Grant: The date on which the “required majority,” as defined in Section 57(o) of the 1940 Act, approves the issuance of an Award will be deemed the date on which such Award is granted.
ELIGIBILITY.
Only Employees of the Company and Employees of a wholly-owned subsidiary of the Company may be granted Awards. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Board.
OPTION PROVISIONS.
Each Option shall be evidenced by a written agreement containing such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Non-statutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but, to the extent relevant, each Option shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:
Time and Manner of Exercise. Unless the Board expressly provides otherwise, an Option will not be deemed to have been exercised until the Board receives a notice of exercise (in a form acceptable to the Board) signed by the appropriate person and accompanied by any payment required under the Award. If the Option is exercised by any person other than the Participant, the Board may require satisfactory evidence that the person exercising the Option has the right to do so. No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.
Exercise Price of an Option. The exercise price for each Option shall not be less than the closing stock price on the NASDAQ Global Select Market on the date of grant (or the price on such other national securities exchange on which the stock is traded if the stock is not traded on the NASDAQ Global Select Market on date of grant). If the stock is not traded on any national securities exchange on the date of grant, the exercise price will not be less than the net asset value of a share of stock, as determined by the Board in good faith, on the date of grant. If the exercise price as so determined would be less than the “fair market value” of the Stock within the meaning of the regulations under Section 409A of the Code, then the Options shall not be granted. In the case of an Option granted to a 10% Holder and intended to qualify as an Incentive Stock Option, the exercise price will not be less than 110% of the current market value determined as of the date of grant. A “10% Holder” is an individual owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations. No such Stock Option, once granted, may be repriced other than in accordance with the 1940 Act and the applicable stockholder approval requirements of the NASDAQ Global Select Market, and in a manner that would continue to exclude the option from being subject to Section 409A of the Code.

Consideration. The purchase price for Stock acquired pursuant to an Option shall be paid in full at the time of exercise either (i) in cash, or, if so permitted by the Board and if permitted by the 1940 Act and otherwise legally permissible, (ii) through a broker-assisted exercise program acceptable to the Board, (iii) by such other means of payment as may be acceptable to the Board, or (iv) in any combination of the foregoing permitted forms of payment.
Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.
Transferability of a Non-statutory Stock Option. A Non-statutory Stock Option shall be transferable by will or by the laws of descent and distribution, or, to the extent provided by the Board, by gift to a Permitted Transferee, and a Non-statutory Stock Option that is nontransferable except at death shall be exercisable during the lifetime of the Participant only by the Participant.
Limitation on Repurchase Rights. If an Option gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with the 1940 Act.
Exercisability. The Board may determine the time or times at which an Option will vest or become exercisable and the terms on which an Option requiring exercise will remain exercisable. Notwithstanding the foregoing, vesting shall take place at the rate of at least 20% per year over not more than five years from the date the award is granted, subject to reasonable conditions such as continued employment; provided, however, that options may be subject to such reasonable forfeiture conditions as the Board may choose to impose.
Termination of Continuous Service. Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Option held by the Participant or the Participant’s Permitted Transferee that is not then exercisable will terminate and the balance will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(h), and will thereupon terminate subject to the following provisions (which shall apply unless the Board expressly provides otherwise):

if a Participant’s Continuous Service ceases by reason of death, or if a Participant dies following the cessation of his or her Continuous Service but while any portion of any Option then held by the Participant or the Participant’s Permitted Transferee is still exercisable, the then exercisable portion, if any, of all Options held by the Participant or the Participant’s Permitted Transferee immediately prior to the Participant’s death will remain exercisable for the lesser of (A) the one year period ending with the first anniversary of the Participant’s death or (B) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(h)(i), and will thereupon terminate; and
if the Board in its sole discretion determines that the cessation of a Participant’s Continuous Service resulted for reasons that cast such discredit on the Participant as to justify immediate termination of his or her Options, all Options then held by the Participant or the Participant’s Permitted Transferee will immediately terminate.
RESTRICTED STOCK PROVISIONS.
Each grant of Restricted Stock shall be evidenced by a written agreement containing such terms and conditions as the Board shall deem appropriate. The provisions of separate grants of Restricted Stock need not be identical, but, to the extent relevant, each grant shall include (through incorporation by reference or otherwise) the substance of each of the following provisions:
Consideration. To the extent permitted by the 1940 Act, Awards of Restricted Stock may be made in exchange for past services or other lawful consideration.
Transferability of Restricted Stock. Except as the Board otherwise expressly provides, Restricted Stock shall not be transferable other than by will or by the laws of descent and distribution.
Vesting. The Board may determine the time or times at which shares of Restricted Stock will vest.
Termination of Continuous Service. Unless the Board expressly provides otherwise, immediately upon the cessation of a Participant’s Continuous Service that portion, if any, of any Restricted Stock held by the Participant or the Participant’s Permitted Transferee that is not then vested will thereupon terminate and the unvested shares will be returned to the Company and will be available to be issued as Awards under this Plan.

OTHER STOCK-BASED AWARDS.
The Board shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 7 or 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Board to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award agreement, the Board shall determine the terms and conditions of any such Other Stock-Based Award.
PERFORMANCE AWARD.
Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Employee and/or the portion that may be exercised.
Non-qualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business segments, units, or divisions of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following:
•	Stock price measures (including but not limited to growth measures and total stockholder return);

•	Net Investment Income or Net Realized Income per share (actual or targeted growth);

•	Economic value added (“EVA”);

•	Net Investment Income or Net Realized Income measures;

•	Dividend and Dividends per share measures;

•	Cash flow and liquidity measures;

•	Return measures (including but not limited to return on capital employed, return on equity, return on investment and return on assets);

•	Operating measures (including but not limited to productivity, efficiency, and scheduling measures);

•	Expense targets (including but not limited to finding and development costs and general and administrative expenses);

•	Corporate values measures (including but not limited to diversity commitment, and ethics compliance).
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.
MISCELLANEOUS.
Acceleration. The Board shall have the power to accelerate the time at which an Award or any portion thereof vests or may first be exercised, regardless of the tax or other consequences to the Participant or the Participant’s Permitted Transferee resulting from such acceleration.
Stockholder Rights. No Participant or other person shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to an Option unless and until such Award has been delivered to the Participant or other person upon exercise of the Award. Holders of Restricted Stock shall have all the rights of a holder upon issuance of the Restricted Stock Award including, without limitation, voting rights and the right to receive dividends.

No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue in the employment of, or to continue to serve as a director of, the Company or an Affiliate or shall affect the right of the Company or an Affiliate to terminate (i) the employment of the Participant (if the Participant is an Employee) with or without notice and with or without cause or (ii) the service of an Employee Director (if the Participant is an Employee Director) pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated. Nothing in the Plan will be construed as giving any person any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of service for any reason, even if the termination is in violation of an obligation of the Company or an Affiliate to the Participant.
Legal Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to the grant or the exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.
Withholding Obligations. Each grant or exercise of an Award granted hereunder shall be subject to the Participant’s having made arrangements satisfactory to the Board for the full and timely satisfaction of all federal, state, local and other tax withholding requirements applicable to such grant, exercise or exchange. The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Stock under this Plan, an appropriate amount of cash or number of shares of Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Stock are used to satisfy tax withholding, such shares shall be valued based on the fair market value when the tax withholding is required to be made.

Section 409A. Awards under the Plan are intended either to qualify for an exemption from Section 409A or to comply with the requirements thereof, and shall be construed accordingly.
ADJUSTMENTS UPON CHANGES IN STOCK.
Capitalization Adjustments. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the maximum number of shares specified in Section 5(A) that may be delivered under the Plan, to the maximum per-participant share limit described in Section 5(D) and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. To the extent consistent with qualification of Incentive Stock Options under Section 422 of the Code, the performance-based compensation rules of Section 162(m), and continued exclusion from or compliance with Section 409A of the Code, where applicable, the Board may also make adjustments of the type described in the preceding sentence to take into account distributions to stockholders other than those provided for in such sentence, or any other event, if the Board determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards granted hereunder; provided, however, that the exercise price of Awards granted under the Plan will not be adjusted unless the Company receives an exemptive order from the Securities and Exchange Commission or written confirmation from the staff of the Securities and Exchange Commission that the Company may do so.
Covered Transaction. Except as otherwise provided in an Award, in the event of a Covered Transaction in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Awards, or for the grant of new awards in substitution therefor, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award, each Award will become fully vested or exercisable prior to the Covered Transaction on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the Covered Transaction following vesting or exercise, and the Award will terminate upon consummation of the Covered Transaction.

DIVIDEND EQUIVALENT RIGHTS.
The Board may provide for the payment of amounts in lieu of cash dividends or other cash distributions (“Dividend Equivalent Rights”) with respect to Stock subject to an Award; provided, however, that grants of Dividend Equivalent Rights must be approved by order of the Securities and Exchange Commission. The Board may impose such terms, restrictions and conditions on Dividend Equivalent Rights, including the date such rights will terminate, as it deems appropriate, and may terminate, amend or suspend such Dividend Equivalent Rights at any time without the consent of the Participant or Participants to whom such Dividend Equivalent Rights have been granted, if any.
AMENDMENT OF THE PLAN AND AWARDS.
The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect substantially and adversely the Participant’s rights under the Award, unless the Board expressly reserved the right to do so at the time of the grant of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Board.
TERMINATION OR SUSPENSION OF THE PLAN.
Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is initially adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Awards granted while the Plan is in effect except with the written consent of the Participant.
EFFECTIVE DATE OF PLAN.
The Plan shall become effective upon approval by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board; provided, however, that the Plan shall not be effective with respect to an Award of Restricted Stock or the grant of Dividend Equivalent Rights unless the Company has received an order of the Commission that permits such Award or grant (the “Effective Date”).

1940 ACT.
No provision of this Plan is intended to contravene any portion of the 1940 Act, and in the event of any conflict between the provisions of the Plan or any Award and the 1940 Act, the applicable Section of the 1940 Act shall control and all Awards under the Plan shall be so modified. All Participants holding such modified Awards shall be notified of the change to their Awards and such change shall be binding on such Participants.
INFORMATION RIGHTS OF PARTICIPANTS.
The Company shall provide to each Participant who acquires Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
SEVERABILITY.
If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify this Plan or any Award under any applicable law, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
OTHER COMPENSATION ARRANGEMENTS.
The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Awards under the Plan.
WAIVER OF JURY TRIAL.
By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

LIMITATION ON LIABILITY.
Notwithstanding anything to the contrary in the Plan, neither the Company nor the Board, nor any person acting on behalf of the Company or the Board, shall be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code; provided, that nothing in this Section 22 shall limit the ability of the Board or the Company to provide by express agreement with a Participant for a gross-up payment or other payment in connection with any such tax or additional tax.
GOVERNING LAW.
The Plan and all Awards and actions hereunder shall be governed by the laws of the state of Texas, with regard to the choice of law principles of any jurisdiction.

Appendix B
2008 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN
1. PURPOSE OF THE PLAN
The purpose of this Restricted Stock Plan (this “Plan”) is to advance the interests of Main Street Capital Corporation (the “Company”) by providing to Non-Employee Directors of the Company additional incentives, to the extent permitted by law, to exert their best efforts on behalf of the Company, and to provide a means to attract and retain persons of outstanding ability to the service of the Company. It is recognized that the Company’s efforts to attract or retain these individuals will be facilitated with this additional form of compensation.
2. ADMINISTRATION
This Plan shall be administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (“Board”), which is comprised solely of directors who are not interested persons of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company.
3. SHARES SUBJECT TO THE PLAN
The shares subject to this Plan shall be shares of the Company’s common stock, par value $0.01 per share (“Shares”). Subject to the provisions hereof concerning adjustment, the total number of shares that may be awarded as restricted shares under this Plan shall not exceed 200,000 Shares. Any Shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.
4. AWARDS
(A) Non-Employee Directors. Members of the Board who are not employees of the Company will each receive a grant of shares of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse at the end of that year. The number of shares granted to each Non-Employee Director will be the equivalent of $30,000 worth of shares based on the market value at the close of the exchange on the date of grant.

(B) Award Agreements. All restricted stock granted under the Plan will be evidenced by an agreement. The agreement documenting the award of any restricted stock granted pursuant to this Plan shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to the lapsing of forfeiture restrictions. Agreements evidencing awards made to different participants or at different times need not contain similar provisions. In the case of any discrepancy between the terms of the Plan and the terms of any award agreement, the Plan provisions shall control.
(C) Stockholder Rights. Holders of restricted stock shall have all the rights of a holder upon issuance of the restricted stock award including, without limitation, voting rights and the right to receive dividends.
5. LIMITATIONS ON RESTRICTED STOCK AWARDS
Grants of restricted stock awards shall be subject to the following limitations:
(A) The total number of shares that may be outstanding as restricted shares under all of the Company’s compensation plans shall not exceed ten (10) percent of the total number of Shares authorized and outstanding at any time.
(B) The amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, provided, however, that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options, and rights issued to the Company’s directors, officers, and employees, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, together with any restricted stock issued pursuant to this Plan and any other compensation plan of the Company, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company.
6. TRANSFERABILITY OF RESTRICTED STOCK
While subject to forfeiture provisions, restricted stock shall not be transferable other than to the spouse or lineal descendants (including adopted children) of the participant, any trust for the benefit of the participant or the benefit of the spouse or lineal descendants (including adopted children) of the participant, or the guardian or conservator of the participant (“Permitted Transferees”).
7. EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN
Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of Shares that has been authorized or reserved for issuance hereunder and the number and/or kind of Shares covered by any applicable vesting schedule hereunder, shall be adjusted, to the extent appropriate and in the manner determined by the Committee, for (a) a division, combination, recapitalization, merger, or reclassification affecting any of the Shares or (b) a dividend payable in Shares.

8. MISCELLANEOUS PROVISIONS
(A) The Committee is authorized to take appropriate steps to ensure that neither the grant of nor the lapsing of the forfeiture restrictions on awards under this Plan would have an effect contrary to the interests of the Company’s stockholders. This authority includes the authority to prevent or limit the granting of additional awards under this Plan.
(B) The granting of any award under the Plan shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or employee any participant, and the right of the Company and its subsidiaries to terminate the employment of any employee, or service of any director, shall not be diminished or affected by reason of the fact that an award has been made under the Plan to such participant.
(C) All awards under this Plan shall be made within ten years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the stockholders of the Company.
(D) The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold with respect to any award.
(E) The Plan and all awards and actions taken hereunder shall be governed by the laws of the state of Texas, without regard to the choice of law principles of any jurisdiction.
9. AMENDMENT AND TERMINATION
The Board may modify, revise or terminate this Plan at any time and from time to time, subject to applicable requirements in (a) the Company’s articles of incorporation or by-laws and (b) applicable law and orders. The Board shall seek stockholder approval of any action modifying a provision of the Plan where it is determined that such stockholder approval is appropriate under the provisions of (a) applicable law or orders, or (b) the Company’s articles of incorporation or by-laws. This Plan shall terminate when all Shares reserved for issuance hereunder have been issued and the forfeiture restrictions on all restricted stock awards have lapsed, or by action of the Board pursuant to this paragraph, whichever shall first occur.
10. EFFECTIVE DATE OF THE PLAN
The Plan shall become effective upon the latest to occur of (1) adoption by the Board, and (2) approval of this Plan by the shareholders of the Company.

MAIN STREET CAPITAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON HELD ON JUNE 17, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Vincent D. Foster and Rodger A. Stout as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Main Street Capital Corporation held of record by the undersigned on April 2008, at the Annual Meeting of the Stockholders to be held at 1330 Post Oak Boulevard, First Floor Auditorium, Houston, Texas, or any adjournment or postponement thereof. The undersigned acknowledges receipt of Main Street Capital’s Annual Report for the year ended December 31, 2007 and the Notice of 2008 Annual Meeting of Stockholders and related Proxy Statement. This proxy, when properly executed, will be voted as directed herein. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6. The proxy holders named above also will vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side. The proxies cannot vote your shares unless you sign and return this card or vote by telephone or Internet as described below before the Annual Meeting. Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named on the reverse side to vote your shares to the same extent as if you had marked, signed, dated and returned the proxy card. Before voting, read the Proxy Statement and Proxy Voting Instructions. Thank you for voting. (Continued and to be signed on the reverse side) 14475

ANNUAL MEETING OF STOCKHOLDERS OF MAIN STREET CAPITAL CORPORATION June 17, 2008 PROXY VOTING INSTRUCTIONS MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR - TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718- 921-8500 from foreign countries and follow the _____ COMPANY NUMBER instructions. Have your proxy card available when you call. - OR — ACCOUNT NUMBER INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. - OR - IN PERSON — You may vote your shares in person by attending the Annual Meeting. You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20633303030000000000 5 061708 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. Proposal to approve our 2008 Equity Incentive Plan. NOMINEES: FOR ALL NOMINEES _____ O Michael Appling, Jr. 3. Proposal to approve our 2008 Non-Employee Director Restricted O Joseph E. Canon _____ Stock Plan. WITHHOLD AUTHORITY O Arthur L. French FOR ALL NOMINEES _____ O William D. Gutermuth 4. Proposal to authorize us, with the approval of our Board of O Vincent D. Foster _____ Directors, to sell shares of our common stock during the next twelve months at a FOR ALL EXCEPT _____ O Todd A. Reppert _____ price below our then current net asset value per share. (See instructions below) 5. Proposal to authorize us, with the approval of our Board of Directors, to issue warrants, options or rights to subscribe for, convert to, or purchase our common stock in one or more offerings. 6. Proposal to ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the year ending December 31, 2008. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder _____ Date: Signature of Stockholder _____ Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.